Exhibit 99.1

Annual Meeting of Shareholders May 24, 2018

Forward Looking Statement Disclaimer Forward-looking statements are based on management’s knowledge and belief as of today and include information concerning the Heritage Commerce Corp’s, the holding company (“HCC”) for Heritage Bank of Commerce, possible or assumed future financial condition, and its results of operations, business and earnings outlook. These forward-looking statements are subject to risks and uncertainties. For a discussion of factors which could cause results to differ, please see HCC’s reports on Forms 10-K and 10-Q as filed with the Securities and Exchange Commission and HCC’s press releases. Readers should not place undue reliance on the forward-looking statements, which reflect management's view only as of the date hereof. HCC undertakes no obligation to publicly revise these forward-looking statements to reflect subsequent events or circumstances. 2

Heritage Commerce Corp Strategy Build a significant, well diversified, community business bank in Northern California (primarily the San Francisco Bay Area) Providing a diversified mix of lending and deposit products oriented to small and medium sized business and professional communities (and the principals thereof) Delivering products and services through full-service branch offices located in key communities throughout the footprint Building the franchise through: Organic growth New loan team de novo office locations M&A 3

Heritage Bank of Commerce Profile History: A community business bank founded in 1994 headquartered in San Jose, California Heritage Commerce Corp, a California corporation organized in 1997 Relationship Banking Offers a full range of banking services to small and medium sized businesses (and their principals), and to professionals using a “Consultative” relationship banking approach Core Clientele Small to medium sized closely held businesses (and their principals and key employees) Professionals High net worth individuals Specialty Expertise SBA Lending and loan sales Dental Lending Corporate Finance/Asset-Based Lending Factoring Construction Lending Cash Management Non-profit organizations, education, and churches Homeowner Association Services 4

Recent Events: Tri-Valley Bank and United American Bank Mergers Tri-Valley Bank: Acquisition closed on April 6, 2018 Full-service California state-chartered commercial bank with branches in San Ramon and Livermore Applied for regulatory approval to close the San Ramon office in the third quarter of 2018 Approximately $150.3 million in assets, $125.2 million in net loans and $131.4 million in deposits(1) Systems conversion completed In May 2018 There will be significant acquisition and integration costs in 2Q18 United American Bank: Acquisition closed on May 4, 2018 Full-service commercial bank located in San Mateo County with branches located in San Mateo, Redwood City and Half Moon Bay Applied for regulatory approval to close the Half Moon Bay office in the third quarter of 2018 Approximately $319.7 million in assets, $218.3 million in net loans and $286.6 million in deposits(1) Systems conversion scheduled to be completed in 2Q18 There will be significant acquisition and integration costs in 2Q18 Heritage Commerce Corp (Pro Forma Consolidated Company(1)(2)): $1.9 billion in total loans $2.8 billion in total deposits $3.3 billion in total assets (1)As of March 31, 2018 (2)Reflecting the acquisition of Tri-Valley Bank and United American Bank 5

Current Heritage Commerce Corp Snapshot – 16 Branches(1) Headquartered in San Jose, California (1) Intend to close San Ramon and Half Moon Bay branches in the third quarter of 2018 (2) Financial information does not include Tri-Valley Bank and United American Bank 6 At or for the Quarter Ended March 31, 2018(2) n Total Assets $ 2.8 billion n Total Loans $ 1.6 billion n Total Deposits $ 2.4 billion n Total Shareholders' Equity $ 271 million n TE/Tangible Assets 8.04% n TCE/Tangible Assets 8.04% n Total RBC Ratio 14.7% n Loans/Deposits 65.69% n Net Interest Margin(TEY) 4.13% n Efficiency Ratio 56.02% n 1Q'18 Net Income $ 8.8 million n ROATA 1.31% n ROATE 16.30% n Quarterly Cash Dividend $ 0.11 per share

Market Share Ranks third amongst Independent Community Banks headquartered in the San Francisco Bay Area(1) (1) San Francisco Bay Area refers to Alameda, Contra Costa, Marin, San Francisco, San Mateo, and Santa Clara counties. Source: FDIC, Summary of Deposits as of June 30, 2017. (2) Includes Hollister Branch which is outside of market 7 Top Regional Banks Deposits 2017 Branch in Bay Area(1) Rank Bank Count ($000) 1 Fremont Bank 20 3,304,183 2 Mechanics Bank 25 2,797,309 3 Heritage Bank of Commerce 11 2,397,394 (2) 4 Bank of Marin 15 1,590,777 5 Sterling Bank and Trust, FSB 20 1,378,082 6 First National Bank of Northern California 13 1,024,363 7 United Business Bank 10 747,423 8 California Bank of Commerce 3 705,870 9 Avidbank 1 624,469 10 Pacific Coast Banker's Bank 5 539,540 Top National Franchises Deposits 2017 Branch in Bay Area(1) Rank Bank Count ($000) 1 Bank of America, NA 198 151,593,304 2 Wells Fargo Bank, NA 231 103,621,465 3 Silicon Valley Bank 4 39,692,328 4 JPMorgan Chase Bank, NA 202 34,130,395 5 Bank of the West 80 26,997,079 6 Citibank, NA 95 26,165,000 Totals for Market(1) Deposits Branch in Bay Area(1) Count ($000) 1,336 456,261,147

Operating Performance (in $000’s)(1) 8 (1) Does not include Tri-Valley Bank and United American Bank (2) Includes $615,000 and $671,000 pre-tax acquisition costs in 1Q 2018 and YTD 2017, respectfully, related to the Tri-Valley Bank and United American Bank mergers (3) Includes $7.1 million of tax expense associated with remeasurement of the net deferred tax assets in YTD 2017 For the Periods Ended: 1Q 2018 1Q 2017 % Change YTD 2017 YTD 2016 % Change Net Interest Income $26,348 $23,826 11% $101,524 $91,220 11% Provision for Loan Losses 506 321 58% 99 1,237 -92% Net Interest Income after Provision for Loan Losses 25,842 23,505 10% 101,425 89,983 13% Noninterest Income 2,195 2,295 -4% 9,612 11,625 -17% Noninterest Expense(2) 15,990 15,328 4% 60,738 57,639 5% Income Before Income Taxes 12,047 10,472 15% 50,299 43,969 14% Income Tax Expense(3) 3,238 3,934 -18% 26,471 16,588 60% Net Income $8,809 $6,538 35% $23,828 $27,381 -13% Diluted EPS $ 0.23 $ 0.17 35% $ 0.62 $ 0.72 -14% ROATA 1.31% 1.05% 25% 0.88% 1.15% -23% ROAE 13.22% 10.15% 30% 8.86% 10.71% -17% ROATE 16.30% 12.69% 28% 10.98% 13.55% -19% Efficiency Ratio 56.02% 58.68% -5% 54.65% 56.04% -2% (1) Excluding a gain on proceeds from company owned life insurance of $1.0 million in 2Q 2016 and YTD 2016

Current Balance Sheet Highlights (in $000’s)(1) 9 (1) Does not include Tri-Valley Bank and United American Bank (2) Excludes time deposits $250 and over and all CDARs (3) During the second quarter of 2017, the Company issued subordinated debt totaling $39.1 million, net of issuance costs, which qualifies as Tier 2 capital For the Periods Ended: 3/31/18 3/31/17 % Change n Total Assets $ 2,785,548 $ 2,641,791 5% n Total Loans $ 1,591,201 $ 1,513,287 5% n Core Deposits(2) $ 2,335,326 $ 2,155,778 8% n Total Deposits $ 2,422,192 $ 2,330,087 4% n Equity / Total Assets 9.73% 9.99% -3% n TCE / Tangible Assets 8.04% 8.17% -2% n Total RBC Ratio 14.7% (3) 12.5% 17%

Balance Sheet Highlights (in $000’s)(1) 10 Total loans average annualized growth since 2013 was 12% Total deposits average annualized growth since 2013 was 13% (1) Does not include Tri-Valley Bank and United American Bank, except the 3/31/18 pro forma information (2) Pro Forma including Heritage Commerce Corp, Tri-Valley Bank, and United American Bank Pro Forma (2)

Strong Deposit Base (in $000’s)(1) 11 1Q 2018 Cost of Deposits = 0.16% (1) Does not include Tri-Valley Bank and United American Bank Balance % of Total Demand, noninterest-bearing $ 975,846 40.3% Demand, interest-bearing 621,402 25.7% Savings and money market 688,217 28.4% Time deposits - under $250 49,861 2.1% Core Deposits 2,335,326 96.5% Time deposits - $250 and over 71,446 2.9% CDARS - interest-bearing demand, money market and time deposits 15,420 0.6% Total $ 2,422,192 100.0%

Diversified Loan Portfolio (in $000’s)(1) 12 (1) Does not include Tri-Valley Bank and United American Bank Balance % of Total Commercial $572,790 36.0% CRE - Owner Occupied 315,764 19.8% - CRE - Investor/Other 459,783 28.9% Land & Construction 113,470 7.1% Equity Lines 76,087 4.8% Residential Mortgages 42,868 2.7% Consumer & Other 10,439 0.7% Total $1,591,201 100.0% Regulatory March 31, 2018 Guideline Land & Construction Loans / Heritage Bank of Commerce Tier 1 Capital + ALLL 43.02% 100.00% Investor CRE & Unsecured Loans to Real Estate Developers / Heritage Bank of Commerce Tier 1 Capital + ALLL 227.61% 300.00%

Solid Credit Quality Metrics (in $000’s)(1) 13 (1) Does not include Tri-Valley Bank and United American Bank Selected Ratios for 1Q18 Balance at 1Q18 (in $000's) 1. NPA's/Total Assets = 0.14% 1. Classified Assets $30,763 2. ALLL/ NPL's = 530.67% 2. NPA's $3,795 3. ALLL/Total Loans = 1.27% 3. ALLL $20,139 4. Classified Assets/Total Assets = 1.10%

Common Dividends Declared Per Share 14

Positioned for Continued Growth in the San Francisco Bay Area Small to medium size business customer relationship focus in vibrant economic geography Competitive loan and deposit/cash management products catering to businesses Diversified specialty business units Highly experienced management team throughout the company Solid credit quality at 1Q 2018 0.14% nonperforming assets to total assets Balanced loan portfolio with real estate well under all regulatory guidelines Solid capital and liquidity management 14.7% total risk-based capital ratio under the Basel III regulatory requirements at 3/31/18 65.69% loan to deposit ratio at 3/31/18 Quarterly common dividend at $0.11 per share in the first quarter of 2018 15

Positioned for Continued Growth in the San Francisco Bay Area (continued) Strong Profitability Excellent earnings of $8.8 million for 1Q 2018 ROATA = 1.31% for 1Q 2018 ROATE = 16.30% for 1Q 2018 Good locations and markets with solid market share among community banks 14 branch locations (after closing San Ramon and Half Moon Bay Branches) Ranks third in deposit market share amongst independent community banks(1) San Francisco and San Jose combined MSA’s are second in the state of California in households with income greater than $200,000 (1) Market refers to Alameda, Contra Costa, Marin, San Francisco, San Mateo, and Santa Clara counties. Source: FDIC, Summary of Deposits as of June 30, 2017. 16

Contact Information Michael E. Benito Executive Vice President Business Banking Division 408.792.4085 Margo G. Butsch Executive Vice President Chief Credit Officer 408.200.8738 Teresa L. Powell Executive Vice President Director of HOA & Deposit Services 408.200.8712 Debbie K. Reuter Executive Vice President Chief Risk Officer & Corporate Secretary 408.494.4542 17 Corporate Headquarters 150 Almaden Boulevard San Jose, CA 95113 NASDAQ: HTBK Larry G. St. Regis Executive Vice President Chief Technology Officer 408.792.4049 May K.Y. Wong Executive Vice President Controller 408.494.4596 Walter T. Kaczmarek President and Chief Executive Officer 408.494.4500 Keith A. Wilton Lawrence D. McGovern Executive Vice President and Chief Operating Officer Executive Vice President President of Heritage Bank of Commerce Chief Financial Officer 408.494.4534 408.494.4562